Exhibit 32.1

CERTIFICATION

Pursuant to 18 U.S.C. 1350, as adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of TRB Systems International, Inc. (the "Company") for the quarter ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Byung Yim, the Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 13, 2009

/s/ Byung Yim
Byung Yim
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)